UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2022
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland, TX		79701
(Address of principal executive offices)		(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FANG	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 28, 2022, the board of directors of Diamondback Energy, Inc. (the “Company”) adopted the Company’s Third Amended and Restated Bylaws (the “Third Amended and Restated Bylaws”), effective as of such date of adoption.

The Third Amended and Restated Bylaws amended and restated the Company’s prior bylaws primarily to address the universal proxy rules adopted by the Securities and Exchange Commission and included the following changes:

•certain updated procedures in connection with stockholder nominations of directors, including certain additional information requirements with respect to nominating stockholders, their proposed nominees and other persons related to a stockholder’s solicitation of proxies;
•a requirement for a stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended and, on request of the Company, to provide reasonable evidence that certain requirements of such rule have been satisfied; and
•a requirement that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

The foregoing description is qualified in its entirety by reference to the text of the Third Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1*	Third Amended and Restated Bylaws of Diamondback Energy, Inc., adopted as of September 28, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	October 3, 2022
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Executive Vice President, Chief Accounting Officer and Assistant Secretary